Exhibit 99.4

SCHEDULE III

HOST HOTELS & RESORTS, L.P. AND SUBSIDIARIES

REAL ESTATE AND ACCUMULATED DEPRECIATION

December 31, 2009

(in millions)

Description(1)	Debt	Initial Costs		Subsequent Costs Capitalized	Gross Amount at December 31, 2009				Date of Completion of Construction	Date Acquired	Depreciation Life
		Land	Buildings & Improvements		Land	Buildings & Improvements	Total	Accumulated Depreciation
Hotels:
The Ritz-Carlton, Amelia Island, Florida	$—	$25	$115	$50	$25	$165	$190	$46	—	1998	40
Four Seasons, Atlanta, Georgia	—	5	48	18	6	65	71	20	—	1998	40
Grand Hyatt, Atlanta, Georgia	—	8	88	16	8	104	112	31	—	1998	40
Atlanta Marquis, Georgia	124	13	184	158	16	339	355	81	—	1998	40
Atlanta Midtown Suites, Georgia	—	—	26	8	—	34	34	12	—	1996	40
Westin Buckhead, Georgia	—	5	84	20	6	103	109	31	—	1998	40
Miami Biscayne Bay, Florida	—	—	27	20	—	47	47	18	—	1998	40
Boston Marriott Copley Place, Massachusetts	—	—	203	45	—	248	248	54	—	2002	40
Hyatt Regency, Burlingame, California	—	16	119	49	20	164	184	47	—	1998	40
Calgary, Canada	34	5	18	14	5	32	37	14	—	1996	40
Hyatt Regency, Cambridge, Massachusetts	—	18	84	(4)	19	79	98	30	—	1998	40
Chicago/Downtown Courtyard, Illinois	—	7	27	11	7	38	45	15	—	1992	40
Chicago Embassy Suites, Illinois	—	—	86	5	—	91	91	13	—	2004	40
Chicago O’Hare, Illinois	—	4	26	37	4	63	67	46	—	1998	40
Chicago O’Hare Suites, Illinois	—	5	36	6	5	42	47	13	—	1997	40
Swissôtel, Chicago, Illinois	—	29	132	70	30	201	231	46	—	1998	40
Coronado Island Resort, California	—	—	53	25	—	78	78	24	—	1997	40
Costa Mesa Suites, California	—	3	18	6	3	24	27	9	—	1996	40
Dallas Quorum, Texas	—	14	27	17	14	44	58	19	—	1994	40
Dayton, Ohio	—	2	30	7	2	37	39	11	—	1998	40
Hyatt DC Capitol Hill, Washington, D.C.	—	40	230	16	40	246	286	27	—	2006	40
The Ritz-Carlton, Dearborn, Michigan	—	8	51	(37)	2	20	22	18	—	1998	40
Denver Tech Center, Colorado	—	6	26	26	6	52	58	19	—	1994	40
Westin Tabor Center, Colorado	39	—	89	6	—	95	95	9	—	2006	40
Desert Springs Resort and Spa, California	77	13	143	110	14	252	266	79	—	1997	40
Gaithersburg/Washingtonian Center, Maryland	—	7	22	8	7	30	37	11	—	1993	40
Harbor Beach Resort, Florida	134	—	62	89	—	151	151	55	—	1997	40
Houston Airport, Texas	—	—	10	37	—	47	47	35	—	1984	40
Houston Medical Center, Texas	—	—	19	17	—	36	36	14	—	1998	40
Westin Indianapolis, Indiana	—	11	100	6	12	105	117	11	—	2006	40

SCHEDULE III

HOST HOTELS & RESORTS, L.P. AND SUBSIDIARIES

REAL ESTATE AND ACCUMULATED DEPRECIATION

December 31, 2009

(in millions)

Description(1)	Debt	Initial Costs		Subsequent Costs Capitalized	Gross Amount at December 31, 2009				Date of Completion of Construction	Date Acquired	Depreciation Life
		Land	Buildings & Improvements		Land	Buildings & Improvements	Total	Accumulated Depreciation
JW Marriott Hotel at Lenox, Georgia	—	16	21	17	16	38	54	20	—	1990	40
JW Marriott Houston, Texas	—	4	26	22	6	46	52	22	—	1994	40
JWDC, Washington, D.C.	119	26	98	40	26	138	164	40	—	2003	40
Kansas City Airport, Missouri	—	—	8	21	—	29	29	25	—	1993	40
Westin Kierland, Arizona	—	100	280	4	100	284	384	24	—	2006	40
Fairmont Kea Lani, Hawaii	—	55	294	11	55	305	360	44	—	2003	40
Key Bridge, Virginia	—	—	38	31	—	69	69	50	—	1997	40
Manhattan Beach, California	—	7	29	13	—	49	49	20	—	1997	40
Marina Beach, California	—	—	13	23	—	36	36	14	—	1995	40
Maui Hyatt, Hawaii	—	92	212	21	92	233	325	39	—	2003	40
Memphis, Tennessee	—	—	16	34	—	50	50	19	—	1998	40
Mexico/Polanco, Mexico	—	11	35	7	10	43	53	25	—	1996	40
McDowell Mountains, Arizona	—	8	48	3	8	51	59	7	—	2004	40
Minneapolis City Center, Minnesota	—	—	27	38	—	65	65	36	—	1986	40
New Orleans, Louisiana	—	16	96	106	16	202	218	74	—	1996	40
New York Financial Center, New York	—	19	79	38	19	117	136	41	—	1997	40
New York Marquis, New York	—	—	552	129	—	681	681	384	—	1986	40
Newark Airport, New Jersey	—	—	30	4	—	34	34	16	—	1984	40
Newport Beach, California	100	11	13	112	11	125	136	56	—	1975	40
Orlando World Center Marriott, Florida	300	18	157	311	29	457	486	130	—	1997	40
Pentagon City Residence Inn, Virginia	—	6	29	6	6	35	41	13	—	1996	40
Philadelphia Airport, Pennsylvania	—	—	42	7	—	49	49	17	—	1995	40
Philadelphia CC and HH, Pennsylvania	—	3	144	66	11	202	213	72	—	1995	40
Four Seasons, Philadelphia, Pennsylvania	—	26	60	20	27	79	106	26	—	1998	40
Portland, Oregon	—	6	40	20	6	60	66	24	—	1994	40
Hyatt Regency, Reston, Virginia	—	11	78	17	12	94	106	28	—	1998	40
The Ritz-Carlton, Phoenix, Arizona	—	10	63	5	10	68	78	22	—	1998	40
The Ritz-Carlton, Tysons Corner, Virginia	—	—	89	13	—	102	102	33	—	1998	40
The Ritz-Carlton, San Francisco, California	—	31	123	20	31	143	174	44	—	1998	40
San Antonio Rivercenter, Texas	—	—	86	67	—	153	153	50	—	1996	40
San Antonio Riverwalk, Texas	—	—	45	17	—	62	62	22	—	1995	40
San Diego Hotel and Marina, California	—	—	202	207	—	409	409	121	—	1996	40

SCHEDULE III

HOST HOTELS & RESORTS, L.P. AND SUBSIDIARIES

REAL ESTATE AND ACCUMULATED DEPRECIATION

December 31, 2009

(in millions)

Description(1)	Debt	Initial Costs		Subsequent Costs Capitalized	Gross Amount at December 31, 2009				Date of Completion of Construction	Date Acquired	Depreciation Life
		Land	Buildings & Improvements		Land	Buildings & Improvements	Total	Accumulated Depreciation
San Diego Mission Valley, California	—	4	23	10	4	33	37	12	—	1998	40
San Francisco Airport, California	—	11	48	37	12	84	96	33	—	1994	40
San Francisco Fisherman’s Wharf, California	—	6	20	16	6	36	42	16	—	1994	40
San Francisco Moscone Center, California	—	—	278	70	—	348	348	158	—	1989	40
San Ramon, California	—	—	22	16	—	38	38	13	—	1996	40
Santa Clara, California	—	—	39	52	—	91	91	58	—	1989	40
Seattle SeaTac Airport, Washington	—	3	42	15	3	57	60	25	—	1998	40
Tampa Waterside, Florida	—	—	—	105	11	94	105	24	2000	—	40
The Ritz-Carlton, Buckhead, Georgia	—	14	81	57	15	137	152	47	—	1996	40
The Ritz-Carlton, Marina del Rey, California	—	—	52	23	—	75	75	29	—	1997	40
The Ritz-Carlton, Naples, Florida	200	19	126	92	21	216	237	87	—	1996	40
The Ritz-Carlton, Naples Golf Lodge, Florida	—	6	—	66	6	66	72	14	2002	—	40
Toronto Airport, Canada	23	5	24	15	5	39	44	14	—	1996	40
Toronto Eaton Center, Canada	35	—	27	16	—	43	43	15	—	1995	40
Toronto Delta Meadowvale, Canada	32	4	20	17	4	37	41	17	—	1996	40
Dulles Airport, Washington, D.C.	—	—	3	34	—	37	37	28	—	1970	40
Washington Metro Center, Washington D.C.	—	20	24	18	20	42	62	16	—	1994	40
Westfields, Virginia	—	7	32	15	7	47	54	18	—	1994	40
Sheraton Boston, Massachusetts	—	42	262	30	42	292	334	27	—	2006	40
Sheraton, Indianapolis, Indiana	—	3	51	1	3	52	55	5	—	2006	40
Sheraton New York Hotel & Towers, New York	—	346	409	29	346	438	784	45	—	2006	40
Sheraton, Parsippany, New Jersey	—	8	30	6	8	36	44	4	—	2006	40
Sheraton Santiago Hotel & Convention Center, Chile	—	19	11	2	19	13	32	2	—	2006	40
San Cristobal Tower, Santiago, Chile	—	7	15	1	7	16	23	1	—	2006	40
St. Regis Hotel, Houston, Texas	—	6	33	11	6	44	50	5	—	2006	40
W New York, New York	—	138	102	29	138	131	269	15	—	2006	40
W Seattle, Washington	—	11	125	—	11	125	136	12	—	2006	40
Westin Cincinnati, Ohio	—	—	54	9	—	63	63	7	—	2006	40
Westin Grand, Washington, D.C.	—	16	80	9	16	89	105	9	—	2006	40
Westin Los Angeles Airport, California	—	—	102	11	—	113	113	11	—	2006	40

SCHEDULE III

HOST HOTELS & RESORTS, L.P. AND SUBSIDIARIES

REAL ESTATE AND ACCUMULATED DEPRECIATION

December 31, 2009

(in millions)

Description(1)	Debt	Initial Costs		Subsequent Costs Capitalized	Gross Amount at December 31, 2009				Date of Completion of Construction	Date Acquired	Depreciation Life
		Land	Buildings & Improvements		Land	Buildings & Improvements	Total	Accumulated Depreciation
Westin Mission Hills Resort, California	—	38	49	11	38	60	98	7	—	2006	40
Westin Seattle, Washington	—	39	175	2	39	177	216	17	—	2006	40
Westin South Coast Plaza, California	—	—	47	8	—	55	55	11	—	2006	40
Westin Waltham Boston, Massachusetts	—	9	59	7	9	66	75	7	—	2006	40
Sheraton San Diego Marina, California	—	—	328	18	—	346	346	32	—	2006	40
Atlanta Perimeter Center, Georgia	—	—	7	33	15	25	40	18	—	1976	40
Denver West, Colorado	—	—	12	10	—	22	22	12	—	1983	40
Greensboro, North Carolina	—	—	19	8	—	27	27	11	—	1983	40
Courtyard Nashua, New Hampshire	—	3	14	6	3	20	23	11	—	1989	40
Hilton Singer Island Oceanfront Resort, Florida	—	3	10	11	2	22	24	11	—	1986	40
Park Ridge, New Jersey	—	—	20	10	—	30	30	9	—	1987	40
Rocky Hill, Connecticut	—	—	17	5	—	22	22	10	—	1991	40
South Bend, Indiana	—	—	8	9	—	17	17	8	—	1981	40
Downers Grove Suites, Illinois	—	2	14	5	2	19	21	7	—	1989	40
Newport Beach Bay view Suites, California	—	6	14	8	6	22	28	7	—	1975	40
Scottsdale Old Town Suites, Arizona	—	3	20	6	3	26	29	8	—	1988	40
Tampa Airport, Florida	—	—	9	17	—	26	26	19	—	2000	40
Sheraton Needham Hotel, Massachusetts	—	5	27	2	5	29	34	3	—	1986	40

Total hotels:	1,217	1,523	8,240	3,294	1,574	11,483	13,057	3,391
Other properties, each less than 5% of total	—	—	7	12	—	19	19	13		various	40

TOTAL	$1,217	$1,523	$8,247	$3,306	$1,574	$11,502	$13,076	$3,404

(1)	Each hotel is operated as a Marriott-brand hotel unless otherwise indicated by its name.

SCHEDULE III

HOST HOTELS & RESORTS, L.P. AND SUBSIDIARIES

REAL ESTATE AND ACCUMULATED DEPRECIATION

December 31, 2009

(in millions)

Notes:

(A)	The change in total cost of properties for the fiscal years ended December 31, 2009, 2008 and 2007 is as follows:

Balance at December 31, 2006	$12,317
Additions:
Acquisitions	15
Capital expenditures and transfers from construction-in-progress	411
Deductions:
Dispositions and other	(215)

Balance at December 31, 2007	12,528
Additions:
Acquisitions	93
Capital expenditures and transfers from construction-in-progress	512
Deductions:
Dispositions and other	(18)

Balance at December 31, 2008	13,115
Additions:
Acquisitions	2
Capital expenditures and transfers from construction-in-progress	326
Deductions:
Dispositions and other	(265)
Impairments	(94)
Assets held for sale	(8)

Balance at December 31, 2009	$13,076

SCHEDULE III

HOST HOTELS & RESORTS, L.P. AND SUBSIDIARIES

REAL ESTATE AND ACCUMULATED DEPRECIATION

December 31, 2009

(in millions)

(B)	The change in accumulated depreciation and amortization of real estate assets for the fiscal years ended December 31, 2009, 2008 and 2007 is as follows:

Balance at December 31, 2006	$2,363
Depreciation and amortization	378
Dispositions and other	(90)

Balance at December 31, 2007	2,651
Depreciation and amortization	430
Dispositions and other	(6)

Balance at December 31, 2008	3,075
Depreciation and amortization	451
Dispositions and other	(121)
Depreciation on assets held for sale	(1)

Balance at December 31, 2009	$3,404

(C)	The aggregate cost of real estate for federal income tax purposes is approximately $9,601 million at December 31, 2009.

(D)	The total cost of properties excludes construction-in-progress properties.